SUPPLEMENT DATED MAY 3, 2010
TO

PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the OpCap Mid Cap Portfolio and NACM Small Cap Portfolio that were available under your Contract.

At a meeting of the Board of Trustees of Premier VIT held on December 23, 2009, the Board approved the closing and liquidation of the OpCap Mid Cap Portfolio and NACM Small Cap Portfolio.

As of the close of business on April 30, 2010, OpCap Mid Cap Portfolio and NACM Small Cap Portfolio were closed and liquidated. Any Account Value that remained in the Portfolios was automatically transferred to the MFS Money Market Sub-Account. Therefore, OpCap Mid Cap Portfolio and NACM Small Cap Portfolio are no longer available for investment and are hereby deleted from the prospectus listed above.

If you were automatically transferred to MFS Money Market Sub-Account as a result of the OpCap Mid Cap Portfolio and NACM Small Cap Portfolio being closed and liquidated, prior to July 3, 2010, you may make one transfer out of the MFS Money Market Sub-Account into any other available investment options under your Contract without charge and without it counting against the transfer limitations under your Contract.

Please retain this supplement with your prospectus for future reference.

Futurity (OpCap) 5/2010